UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2023

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana St, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2023, the Board of Directors (the “Board”) of Targa Resources Corp. (the “Company”) approved the Company’s Third Amended and Restated Bylaws (the “Third Amended and Restated Bylaws”), effective as of such date. Among other matters, the Third Amended and Restated Bylaws (i) revise procedures and disclosure requirements for the nomination of directors to address new Rule 14a-19 of the Securities Exchange Act of 1934, (ii) include proxy access provisions, whereby a stockholder, or a group of up to 20 stockholders, owning at least 3% of the Company’s issued and outstanding shares of common stock continuously for at least three years may nominate and include in the Company’s proxy materials director nominees constituting no more than 20% of the total number of directors on the Board, subject to the satisfaction of certain conditions and other requirements as set forth in the Third Amended and Restated Bylaws, (iii) clarify the power of the Chairman of the Meeting of stockholders of the Company to postpone and establish certain rules and procedures for stockholder meetings, (iv) update the indemnification and insurance procedures, in line with market practice, (v) make certain clarifications and updates to the advance notice and director nomination procedures and the requirements for a proper stockholder’s notice, (vi) revise the description of the officer positions identified in the Third Amended and Restated Bylaws, (vii) revise notice procedures, in line with market practice, for giving notice to stockholders, the Company and directors, and (viii) make other administrative, modernizing, clarifying and conforming changes.

The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, a copy of which is filed hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

3.1	Third Amended and Restated Bylaws of Targa Resources Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: December 12, 2023	By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale
Chief Financial Officer